Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated October 1, 2019 to the GMO Trust
Statement of Additional Information
dated June 30, 2019, as revised August 1, 2019 (the “SAI”)

Effective September 5, 2019, the “Interested Trustee and Officer” section of the table on page 84 of the SAI is deleted and replaced with the following:

INTERESTED TRUSTEE AND OFFICER
Jonathan Feigelson[2] YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017-2019); Senior Managing Director, General Counsel, Head of Regulatory Affairs and Director of Corporate Governance at TIAA -CREF (2006-2016).	46	None.

2	Mr. Feigelson is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

Effective September 5, 2019, the description on page 85 of the SAI of the attributes of the Interested Trustee considered by the Governance Committee is deleted and replaced with the following:

Interested Trustee

Jonathan Feigelson – Mr. Feigelson’s experience as a senior executive of multiple financial services firms, and his business experience in the financial services industry.

Effective September 5, 2019, the first row of the table entitled “Officers” in the “Management of the Trust” section on page 86 of the SAI is deleted and replaced with the following:

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jonathan Feigelson YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017-2019); Senior Managing Director, General Counsel, Head of Regulatory Affairs and Director of Corporate Governance at TIAA -CREF (2006-2016).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Feigelson, each officer listed in the table above also serves as an officer of GMO Series Trust.

Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

Effective September 5, 2019, the “Interested Trustee” subsections of the “Trustee Fund Ownership” tables on pages 89 and 90 of the SAI are deleted and replaced with the following.

Name/Funds	Dollar Range of Shares Directly Owned in the Funds	Aggregate Dollar Range of Shares Directly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies
INTERESTED TRUSTEE
Jonathan Feigelson	None	None

Name/Funds	Dollar Range of Shares Indirectly Owned in the Funds	Aggregate Dollar Range of Shares Indirectly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies
INTERESTED TRUSTEE
Jonathan Feigelson	None	None

Effective September 5, 2019, the first sentence of the second paragraph on page 92 of the SAI is deleted and replaced with the following.

Mr. Feigelson does not receive any compensation from the Fund Complex.

Effective September 5, 2019, all other references to “Jason B. Harrison” are replaced with references to “Jonathan Feigelson”.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE